EXHIBIT 10.3




CLASS B CONFIRMATION

                              Confirmation to the
                  1992 ISDA Master{reg-trade-mark} Agreement
                    relating to the Class B Swap Agreement
                                Dated  [*] 2004

GRACECHURCH CARD FUNDING (NO. 6) PLC

Re: Transaction between Barclays Bank PLC ("PARTY A") and Gracechurch Card Funding (No. 6) PLC ("PARTY B")

Dear Sirs:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "SWAP TRANSACTION"). References herein to a TRANSACTION shall be deemed to be references to a SWAP TRANSACTION for the purposes of the Definitions.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation incorporates the ISDA Master Agreement, including the schedule thereto (the "ISDA MASTER") dated as of [*] 2004, between you and us and this Confirmation, together with the ISDA Master, constitutes a single agreement (the "AGREEMENT"). All provisions contained in the ISDA Master apply to this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Party A:                          Barclays Bank PLC

      Party B:                          Gracechurch Card Funding (No. 6) PLC

      Trade Date:                       [*] 2004

      Effective Date:                   [*]   2004;   provided,  however,  that
                                        effectiveness   is   subject   to   the
                                        issuance of the Notes  and  the receipt
                                        by the Series 04-1 Issuer on  or  prior
                                        to    [*]    2004    of   unconditional
                                        confirmation that upon  issue the Class
                                        B  Notes will be rated Aaa  by  Moody's
                                        and AAA by Standard & Poor's.

      Termination Date:                 [*],    subject    to   adjustment   in
                                        accordance with the  Following Business
                                        Day   Convention,   and   subject    to
                                        adjustment  in  accordance with Section
                                        3.3 below

      Business Days:                    Any day other than a Saturday, a Sunday
                                        or a day on which  banking institutions
                                        in  London, England or  New  York,  New
                                        York  are  authorised or obliged by law
                                        to be closed

      Calculation Agent                 Party A

      INITIAL EXCHANGE AMOUNTS AND FINAL EXCHANGE AMOUNTS

      Party A Initial Exchange Amount:  GBP [*]

      Party A Initial Exchange Date:    Effective Date

      Party A Final Exchange Amount:    Party   A  Currency   Amount   on   the
                                        Termination Date

      Party A Final Exchange Date:      Termination Date

      Party B Initial Exchange Amount:  USD [*]

      Party B Initial Exchange Date:    Effective Date

      Party B Final Exchange Amount:    Party   B  Currency   Amount   on   the
                                        Termination Date

      Party B Final Exchange Date:      Termination Date

      PARTY A FLOATING RATE AMOUNTS

      Party A Floating Rate Payer:      Party A

      Party A Currency Amount:          USD [*] (subject  to  adjustment during
                                        the  Redemption  Period  as   set   out
                                        herein)

      Party A Floating Rate Payer
      Period End Dates:                 The  15th  day  of  each calendar month
                                        from and including [*] to and including
                                        the  Termination  Date,  in  each  case
                                        subject  to  adjustment  in  accordance
                                        with   the   Following   Business   Day
                                        Convention

      Party A Floating Rate Payer
      Payment Dates:                    Each Party A Floating Rate Payer Period
                                        End  Date.   Party  A  will  provide  a
                                        clearing system notice as to the amount
                                        to be paid on  each  Party  A  Floating
                                        Rate Payer Payment Date 2 Business Days
                                        prior  to  each  such  Party A Floating
                                        Rate Payer Payment Date

      Party A Floating Rate Option:     USD-LIBOR-BBA

      Designated Maturity:              1   month,   except  for  the   initial
                                        calculation period  which  shall be the
                                        linear interpolation of [*] and [*]

      Spread:                           [*]%

      Party A Floating Rate
      Day Count Fraction:               Actual/360

      Reset Dates:                      First day of each Calculation Period

      Compounding:                      Inapplicable

      PARTY B FLOATING RATE AMOUNTS

      Party B Floating Rate Payer:      Party B

      Party B Currency Amount:          GBP  [*] (subject to adjustment  during
                                        the Redemption Period as set out below)

      Party B Floating Rate Payer
      Period End Dates:                 The 15th  day  of  each [*],[*],[*] and
                                        [*]  to and including  the  Termination
                                        Date,   in   each   case   subject   to
                                        adjustment  in accordance with: (a) the
                                        Following Business  Day Convention, and
                                        (b) the Redemption Period  as  set  out
                                        below  (following  which  the  Party  B
                                        Floating  Rate  Payer  Period  End Date
                                        shall  be  the Amended Party B Floating
                                        Rate Payer Period End Date)

      Party B Floating Rate Payer
      Payment Dates:                    15th [*] and thereafter the 15th day of
                                        each calendar  month  to  and including
                                        the  Termination  Date,  in  each  case
                                        subject  to  adjustment  in  accordance
                                        with   the   Following   Business   Day
                                        Convention

      Party B Floating Rate Option:     GBP-LIBOR-BBA

      Designated Maturity:              3  months (subject to adjustment during
                                        the   Redemption   Period  as  set  out
                                        below),   except   for   the    initial
                                        calculation  period which shall be  the
                                        linear interpolation of [*] and [*]

      Spread:                           [*]%

      Party B Floating Rate
      Day Count Fraction:               A fraction, the  numerator  of which is
                                        the  actual  number  of  days
                                        in  such  Calculation  Period  and  the
                                        denominator of which is 365  (or 366 in
                                        the  case  of  any  Calculation  Period
                                        ending in a leap year) as calculated in
                                        accordance   with   the  interest  rate
                                        applicable  to  the Series 04-1 Class B
                                        Debt Amount

      Reset Dates:                      First day of each Calculation Period

      Compounding:                      Inapplicable

3.    DETAILS OF VARIATION TO AGREEMENT:

3.1 TAXATION: Neither Party A nor Party B is under any obligation to gross up any payments to be made under this Agreement for amounts withheld with respect to any Tax. In the event that a Tax is imposed such that Party B's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then Party A's payment obligation shall be reduced in proportion to the amount by which the payments to be made by Party B are so reduced. In the event that a Tax is imposed such that Party A's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then (subject to the first sentence of this Section 3.1 and Section 3.2, 3.3 and 3.4 below) the payment obligations of Party B shall remain the same.

3.2    INTEREST DEFERRAL:

(A1) The obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date will be reduced to the extent that, on such Party B Floating Rate Payer Payment Date, the amount of MTN Issuer Available Funds (Series 04-1 Class B), and hence the amount of Party B Available Funds (Series 04-1 Class B), is less than the Party B Floating Rate Amount calculated for such Party B Floating Rate Payer Payment Date (the amount of any such reduction, the "DEFERRED INTEREST AMOUNT" for that Party B Floating Rate Payer Payment Date). "MTN ISSUER AVAILABLE FUNDS (SERIES 04-1 CLASS B)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to Barclaycard Funding plc (the "MTN ISSUER") by the Receivables Trustee (and deposited in the Series 04-1 Distribution Account) on the related Distribution Date in respect of the Class B Monthly Finance Amount (provided that, for the avoidance of doubt, MTN Issuer Available Funds (Series 04-1 Class B) excludes any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts). "PARTY B AVAILABLE FUNDS (SERIES 04-1 CLASS B)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Party B Floating Rate Payer Payment Amount calculated for that Party B Floating Rate Payer Payment Date in accordance with the priority of payments set forth in the Trust Deed (provided that, for the avoidance of doubt, Party B Available Funds (Series 04-1 Class B) shall exclude any amounts received by Party B in respect of Further Interest on the Series 04-1 MTN Certificate).

       The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be reduced by an amount equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Reduction Ratio. The "REDUCTION RATIO" is a fraction equal to:

                  Deferred Interest Amount
             -----------------------------------------------
             Aggregate Party B Payment Amount

       The "AGGREGATE PARTY B PAYMENT AMOUNT" is equal to the Party B Floating Rate Amount, before any adjustment thereof in accordance with the terms of the provisions of this Section 3.2, that would otherwise have been payable on such Party B Floating Rate Payer Payment Date.

(B) In the event that, on any Party B Floating Rate Payer Payment Date, there are any MTN Issuer Make-up Funds (Series 04-1 Class B) and hence any Party B Make-up Funds (Series 04-1 Class B) (any such amount for the relevant Party B Floating Rate Payer Payment Date, an "ADDITIONAL PARTY B AMOUNT"), the obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date shall be increased by the Additional Party B Amount.

       Accordingly, on such Party B Floating Rate Payer Payment Date, Party B shall pay the Party B Floating Rate Amount that would otherwise have been calculated for that Party

       B Floating Rate Payer Payment Date as well as any Additional Party B Amount. "MTN ISSUER MAKE-UP FUNDS (SERIES 04-1 CLASS B)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to the MTN Issuer on the related Distribution Date by deposit to the Series 04-1 Distribution Account in respect of either of the following: (a) the Class B Deficiency Amount (if and to the extent that the same is attributable to the Class B Monthly Finance Amount for any earlier Distribution Date); and (b) the Class B Additional Finance Amount (if and to the extent that the same is attributable to the Class B Deficiency Amount for any earlier Distribution Date), provided that, for the avoidance of doubt, the MTN Issuer Make-up Funds (Series 04-1 Class B) shall exclude any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts. "PARTY B MAKE-UP FUNDS (SERIES 04-1 CLASS
       B)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Additional Party B Amount in accordance with the priority of payments set forth in the Trust Deed, provided that, for the avoidance of doubt, Party B Make-up Funds (Series 04-1 Class B) shall exclude any amounts received by Party B in respect of Further Interest on the Series 04-1 MTN Certificate.

       The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be increased by an amount (the "ADDITIONAL PARTY A AMOUNT") equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Increase Ratio. Accordingly, on such Party A Floating Rate Payer Payment Date, Party A shall pay the Party A Floating Rate Amount as well as the Additional Party A Amount. The "INCREASE RATIO" is a fraction equal to:

                  Additional Party B Amount
             -----------------------------------------------
                 Aggregate Party B Payment Amount

3.3   REDEMPTION PERIOD.

      On the earliest to occur of (a) the Series 04-1 Scheduled Redemption Date in the event that the Series 04-1 Class B Debt Amount is not redeemed in full on such date, (b) the first distribution date for the Regulated Amortisation Period, or (c) the first distribution date for the Rapid Amortisation Period (any such event, a "REDEMPTION TRIGGER") then the following provisions shall apply.

      The "REDEMPTION PERIOD END DATE" is the earlier of (a) the Party B Floating Rate Payer Payment Date falling in [*], and (b) the date upon which the Series 04-1 Class B Debt Amount is redeemed in full.

      From the occurrence of the Redemption Trigger, the Termination Date shall be amended to be the Redemption Period End Date. The period from and including the date on which the Redemption Trigger occurs and the Redemption Period End Date is called the "REDEMPTION PERIOD".

      During the Redemption Period:

      (a) the Party B Floating Rate Payer Period End Date shall be amended (each such Party B Floating Rate Payer Period End Date thereafter, an "AMENDED PARTY B FLOATING RATE PAYER PERIOD END DATE") to be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention, provided that if the Redemption Period commences on a day other than a date which would otherwise have been a Party B Floating Rate Payer Period End Date (but for adjustment in accordance with this Section 3.3) then the first Amended Party B Floating Rate Payer Period End Date shall be the Party B Floating Rate Payer Period End Date which would have occurred but for adjustment in accordance with this
            Section 3.3 and thereafter each Amended Party B Floating Rate Payer Period End Date shall be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention; and

      (b) the Designated Maturity for Party B shall change to 1 month commencing on the first Amended Party B Floating Rate Payer Period End Date.

3.4 AMORTISATION OF PARTY A CURRENCY AMOUNT AND PARTY B CURRENCY AMOUNT DURING REDEMPTION PERIOD

       During the Redemption Period, on each Party B Floating Rate Payer Period End Date (including the Series 04-1 Scheduled Redemption Date if the Redemption Trigger falls on the Series 04-1 Scheduled Redemption Date), the Party B Currency Amount shall be reduced (for the next following Calculation Period for Party B) by the amount on deposit on that Party B Floating Rate Payer Period End Date in the Series 04-1 Issuer Account and referable to the Series 04-1 Class B Debt Amount and credited to the Class B Notes Principal Ledger (the amount of such reduction, the "PARTY B AMORTISATION AMOUNT"). On each Party B Floating Rate Payer Payment Date corresponding to such Party B Floating Rate Payer Period End Date, Party B shall pay to Party A an amount equal to the Party B Amortisation Amount.

       During the Redemption Period, on each Party A Floating Rate Payer Period End Date (including the Series 04-1 Scheduled Redemption Date if the Redemption Trigger occurs on the Series 04-1 Scheduled Redemption Date), the Party A Currency Amount shall be reduced (for the next following Calculation Period for Party A) by an amount (the "PARTY A AMORTISATION AMOUNT") calculated as specified below. The Party A Amortisation Amount is equal to A x B/C where:

       A = the Party A Currency Amount calculated on the Effective Date

       B = the Party B Amortisation Amount applicable on the Party B Floating Rate Payer Period End Date occurring on such Party A Floating Rate Payer Period End Date

       C = the Party B Currency Amount calculated on the Effective Date.

       On each Party A Floating Rate Payer Payment Date, Party A shall pay to Party B an amount equal to the Party A Amortisation Amount, if any.

       If the Termination Date occurs at the end of the Redemption Period, to the extent that, on the Termination Date, there are no funds in respect of principal deposited in the Series 04-1 Distribution Account for Class B, and hence no funds (in respect of principal) deposited by the MTN Issuer in the Series 04-1 Issuer Account and referable to the Series 04-1 Class B Debt Amount, on and with effect from on the Termination Date each of the Party B Currency Amount and the Party A Currency Amount shall be reduced to zero.

4.    ACCOUNT DETAILS

Account for                            Barclays Bank PLC
Payments to                            SWIFT: BARCGB22
Party A in GBP:                        Sort code: 20-00-00
                                       Beneficiary: Barclays Swaps
                                       Beneficiary Account: [00152021]

Account for                            Barclays Bank PLC NY
Payments to                            SWIFT: BARCUS33
Party A in USD                         Beneficiary: Barclays Swaps and Options Group NY
                                       Beneficiary Account: [050-01922-8]

Account for                            Barclays Bank PLC
Payments to                            Sort code: 20-19-90
Party B in GBP:                        Account number: [*]

Account for                            Barclays Bank PLC
Payments to                            Sort code: 20-19-90
Party B in USD:                        Account number: [*]

5.    CONTACT FOR PARTY A DOCUMENTATION AND OPERATIONS:

      Barclays Bank PLC
      Attention:           Derivatives Director, Legal Division (marked urgent)
      Telephone:           +44 20 7773 2224
      Fax No:              +44 20 7773 4932

6.    GOVERNING LAW:  England

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                 BARCLAYS BANK PLC

                                 By:

                                 Title:

                                 Confirmed as of the date first written:

                                 GRACECHURCH CARD FUNDING (NO. 6) PLC

                                 By:

                                 Title: Authorised Signatory